                                                                   EXHIBIT 10.13




                               TOTAL SPORTS INC.


                    =======================================
                           INVESTOR RIGHTS AGREEMENT
                    =======================================


                               November 12, 1999

                               TOTAL SPORTS INC.

                     ====================================
                           INVESTOR RIGHTS AGREEMENT
                     ====================================


                               TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
   SECTION 1. RESTRICTIONS ON TRANSFER.............................................   2
              ------------------------
     1.1   Restrictive Legend......................................................   2
           ------------------
     1.2   Notice of Proposed Transfers............................................   3
           ----------------------------
   SECTION 2  REGISTRATION RIGHTS..................................................   4
              -------------------
     2.1   Certain Definitions.....................................................   4
           -------------------
     2.2   Demand Registration.....................................................   5
           -------------------
        (a)   Demand for Registration..............................................   5
              -----------------------
        (b)   Underwriting.........................................................   6
              ------------
       2.3 Piggyback Registration..................................................   6
           ----------------------
        (a)   Company Registration.................................................   6
              --------------------
        (b)   Underwriting.........................................................   7
              ------------
        (c)   Right to Terminate Registration......................................   8
              -------------------------------
      2.4  Expenses of Registration................................................   8
           ------------------------
      2.5  Obligations of the Company..............................................   8
           --------------------------
      2.6  Indemnification.........................................................   9
           ---------------
      2.7  Information by Holder...................................................  12
           ---------------------
      2.8  Transfer of Rights......................................................  12
           ------------------
      2.9  Form S-3................................................................  12
           --------
      2.10    Delay of Registration................................................  13
              ---------------------
      2.11    Limitations on Subsequent Registration Rights........................  13
              ---------------------------------------------
      2.12    Rule 144 Reporting...................................................  13
              ------------------
      2.13    'Market Stand-Off' Agreement.........................................  14
              ----------------------------
      2.14    Termination of Rights................................................  14
              ---------------------
   SECTION 3  RIGHTS OF FIRST REFUSAL..............................................  15
              -----------------------
      3.1  Certain Definitions.....................................................  15
           -------------------
      3.2  Right of First Refusal..................................................  16
           ----------------------
      3.3  Required Notices........................................................  16
           ----------------
      3.4  Company's Right to Sell.................................................  16
           -----------------------
      3.5  Expiration of Right.....................................................  16
           -------------------
   SECTION 4  COMPANY COVENANTS....................................................  17
              -----------------
       4.1 Financial Statements and Information....................................  17
           ------------------------------------
       4.2 Inspection..............................................................  18
           ----------
       4.3 Budget..................................................................  18
           ------
       4.4 Use of Proceeds.........................................................  18
           ---------------
       4.5 Stock Option Plan.......................................................  18
           -----------------
       4.6 Compensation Committee..................................................  19
           ----------------------
       4.7 Expiration of Covenants.................................................  19
           -----------------------
   SECTION 5  PARTICIPATION RIGHTS.................................................  19
              --------------------

       5.1 Series D Right to Participate in Initial Public Offering................  19
           --------------------------------------------------------
       5.2 Compliance..............................................................  20
           ----------
       5.3 Notices.................................................................  20
           -------
   SECTION 6  MISCELLANEOUS........................................................  20
              -------------
       6.1 Governing Law...........................................................  20
           -------------
       6.2 Successors and Assigns..................................................  20
           ----------------------
       6.3 Entire Agreement........................................................  20
           ----------------
       6.4 Severability............................................................  20
           ------------
       6.5 Amendment and Waiver....................................................  21
           --------------------
       6.6 Delays or Omissions.....................................................  21
           -------------------
       6.7 Notices, etc............................................................  21
           ------------
       6.8 Titles and Subtitles....................................................  22
           --------------------
       6.9 Counterparts............................................................  22
           ------------

                               TOTAL SPORTS INC.

                   =========================================
                           INVESTOR RIGHTS AGREEMENT
                   =========================================


     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of this 12/th/ day of November 1999, by and among Total Sports Inc., a Delaware corporation (the "Company"), certain holders of the Common Stock of the Company (the "Common Holders"), the holders of certain warrants (the "Warrants") to purchase capital stock of the Company (the "Warrant Holders"), the holders of Series A Preferred Stock (the "Series A Stock") of the Company (the "Series A Holders"), the holders of the Series B Preferred Stock (the "Series B Stock") of the Company (the "Series B Holders"), the holders of the Series C Preferred Stock (the "Series C Stock") of the Company (the "Series C Holders"), the holders of the Series C1 Preferred Stock (the "Series C1 Stock") of the Company (the "Series C1 Holders") and the holders of Series D Preferred Stock (the "Series D Stock") of the Company and warrants to purchase Series D1 Preferred Stock (the "Series D1 Stock") of the Company (collectively, the "Series D Holders"), each as listed on Exhibit A attached hereto. The Common Holders,
                             ---------
Warrant Holders, Series A Holders, Series B Holders, Series C Holders, Series C1 Holders and Series D Holders shall be collectively referred to herein as the "Stockholders," and the Common Stock, Series A Stock, Series B Stock, Series C Stock, Series C1 Stock, Series D Stock and Series D1 Stock shall be collectively referred to herein as the "Investor Stock."

                                    RECITALS

     WHEREAS, the Company, the Common Holders, the Warrant Holders, the Series A Holders, the Series B Holders, the Series C Holders and the Series C1 Holders are parties to that certain Registration Rights Agreement dated as of August 6, 1998 and amended on December 31, 1998 (the "Prior Rights Agreement");

     WHEREAS, Section 12 of the Prior Rights Agreement provides that such agreement may be amended with the written consent of the Company, the Common Holders, Series A Holders and Series B Holders holding at least 80% of the Shares (as defined therein) then held by such holders, and the Series C Holders and Series C1 Holders holding at least 80% of the Shares then held by such holder s;

     WHEREAS, the undersigned Stockholders (excluding the Series D Holders) hold sufficient Shares to amend the Prior Rights Agreement and desire to terminate the Prior Rights Agreement and to accept the rights created pursuant hereto in lieu of any rights pursuant to the Prior Rights Agreement;

     WHEREAS, pursuant to the terms of that certain Series D Preferred Stock and Warrant Purchase Agreement dated as of the date hereof, the Company will issue, and the Series D Holders will purchase, Series D Stock and warrants to purchase Series D1 Stock (the "Series D Private Placement");

     WHEREAS, the Company has entered into a stock purchase agreement with NBC Sports, Inc. ("NBC Sports") whereby the Company will issue to NBC Sports 811,423 shares of Common Stock of the Company and 811, 423 shares of Series E Preferred Stock of the Company and will grant to NBC Sports the right to purchase additional shares of Common Stock of the Company and registration rights with respect to all such shares of Common Stock in exchange for certain on-air promotion and marketing of real time, live graphic sporting events coverage by the Company (the "NBC Sports Transaction");

     WHEREAS, as a condition to the Series D Private Placement and the NBC Sports Transaction, the Company and the Stockholders desire to amend and restate the Prior Rights Agreement in its entirety in order to rename the agreement the "Investor Rights Agreement," add the Series D Holders and NBC Sports as parties, grant registration rights to the Series D Holders and NBC Sports as hereinafter provided, amend certain provisions of the Prior Rights Agreement and add certain covenants in favor of all the Stockholders and certain covenants in favor of the Series D Holders; and

     WHEREAS, the Prior Rights Agreement provides certain preemptive rights to the Stockholders, and, in connection with the amendment and restatement of the Prior Rights Agreement, the Company and Stockholders desire to provide for termination of such preemptive rights upon the effectiveness of a Qualified Public Offering (as defined herein) and to exempt certain equity issuances from triggering such preemptive rights.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Prior Rights Agreement is amended and restated in its entirety to read as follows, and the Company and the Stockholders agree as follows.


                                  Section 1.

                           RESTRICTIONS ON TRANSFER
                           ------------------------

     1.1  Restrictive Legend. Each certificate representing (i) the Investor
          ------------------
Stock, (ii) the Investor Stock issued upon exercise of the Warrants, (iii) the Common Stock of the Company issued upon conversion of the Investor Stock or exercise of the Warrants (the "Conversion Stock"), and (iv) any other securities issued in respect of the Investor Stock or Conversion Stock or upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE

     SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. COPIES OF THE APPLICABLE AGREEMENT PROVIDING FOR RESTRICTIONS ON TRANSFER OF THESE SECURITIES MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     Each Holder (as defined below) consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Investor Stock or the Conversion Stock in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act of 1933, as amended (the "1933 Act"), provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the Company and has not been an affiliate during the preceding three months,
(ii) such Holder has beneficially owned the shares represented by the certificate for a period of at least two years, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

     1.2  Notice of Proposed Transfers. The holder of each certificate
          ----------------------------
representing Registrable Securities (as defined below) by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Each holder of Registrable Securities may transfer, sell, assign or pledge such Registrable Securities only upon compliance with the terms of this Agreement and only if the transferee has agreed in writing for the benefit of the Company to be bound by this Agreement provided and to the extent this Agreement is then applicable, and:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) such holder shall have notified the Company of the proposed disposition, describing the manner and circumstances of the proposed transfer, sale, assignment or pledge and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (ii) if reasonably requested by the Company, such holder shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act. It is agreed that the

Company will not require opinions of counsel for transaction made pursuant to Rule 144 except in unusual circumstances.

          (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were a holder hereunder.

     Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the 1933 Act.

                                  Section 2.

                              REGISTRATION RIGHTS
                              -------------------

     The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company's securities.

     2.1  Certain Definitions.  As used in this Section 2:
          -------------------

          (a) The terms "register," "registered" and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the 1933 Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

          (b) The term "Registrable Securities" means (i) Common Stock and Conversion Stock held by Stockholders or any transferee as permitted by Section
2.8 hereof, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that with respect to Frank
                                 --------  -------
A. Daniels, III and his transferees and assigns, the term "Registrable Securities" shall only mean the shares of Conversion Stock of the Company acquired upon conversion of the Investor Stock or exercise of the Warrants.

          (c) The term "Holder" (collectively, "Holders") means each Stockholder and any transferee, as permitted by Section 2.8 hereof, holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

          (d) The term "Initiating Holders" means any Holder or Holders of at least 35% of the Registrable Securities then outstanding and not registered at the time of any request for registration made pursuant to Section 2.2 of this Agreement.

     2.2  Demand Registration.
          -------------------

          (a)  Demand for Registration. If the Company shall receive from
               -----------------------
Initiating Holders a written demand that the Company effect any registration (a "Demand Registration") of the Registrable Securities then outstanding (other than a registration on Form S-3 or any related form of registration statement, such a request being provided for under Section 2.9 hereof) having an anticipated net aggregate offering price (after deduction of underwriter commissions and offering expenses) of at least $5,000,000, the Company will:

               (i) promptly (but in any event within ten (10) days) give written notice of the proposed registration to all other Holders; and

               (ii) use its best efforts to effect such registration as soon as practicable and as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holders' Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within twenty (20) days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.2:

                     (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                     (B) after the Company has effected one (1) such registration pursuant to this Section 2.2 and the sales of the shares of Common Stock under such registration has closed;

                     (C) if the Company shall furnish to such Holders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period or periods of not more than ninety (90) days within which to file such Registration Statement; provided, however, that the Company shall not use this right to delay the filing more than once in any 12-month period; or

                     (D) prior to the earlier of: (1) the second anniversary of the date of this Agreement or (2) the date six (6) months after the effective date of the initial public offering of the Company's securities.

          (b)  Underwriting. If reasonably required to maintain an orderly
               ------------
market in the Common Stock, the Holders shall distribute the Registrable Securities covered by their demand by means of an underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 2.2, including the identity of the managing underwriter; and the Company shall include such information in the written notice referred to in Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          The Company shall, together with all holders of capital stock of the Company proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority-in-interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter shall advise the Company that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

          If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

          2.3  Piggyback Registration.
               ----------------------

               (a)  Company Registration. If at any time or from time to time
                    --------------------
the Company shall determine to register any of its securities, either for its own account or for the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration pursuant to Section 2.2 or 2.9 hereof, the Company will:

                    (i) promptly (but in any event within ten (10) days) give to each Holder written notice thereof; and

                    (ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.3(b) below.

               (b)  Underwriting. If the registration of which the Company gives
                    ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

          All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that in any offering other
                               --------  -------
than the initial public offering of the Company's Common Stock, the underwriter shall not reduce the number of Registrable Securities proposed to be registered by the Holders below 25% of the total number of securities sold in such offering, subject to the terms of this Section 2.3. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities, requested to be included in such registration by stockholders shall be excluded, and if a limitation on the number of shares still is required, the number of Registrable Securities shall be allocated among the Holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities held by each such Holder at the time of filing the Registration Statement. For purposes of any such underwriter cutback, all Registrable Securities held by any Holder that is a partnership, limited liability company or corporation shall also include any Registrable Securities held by the partners, retired partners, members, stockholders or affiliated entities of such Holder, or the estates and family members of any such partners, retired partners, members and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single "selling holder," and any pro rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling holder," as defined in this sentence. Nothing in this Section 2.3(b) is intended to diminish the number of securities to be included by the Company in the underwriting.

          If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          (c)  Right to Terminate Registration. The Company shall have the right
               -------------------------------
to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     2.4  Expenses of Registration. All expenses incurred in connection with all
          ------------------------
registrations effected pursuant to Sections 2.2, 2.3 and 2.9, including without limitation all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company (and the reasonable fees and disbursements of one separate special counsel for the participating Holders) and expenses of any special audits incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be
                               --------  -------
required to pay stock transfer taxes or underwriters' discounts or selling commissions relating to Registrable Securities; and provided, further, that the
                                                    --------  -------
Company shall not be required to pay for any expenses of any registration pursuant to Section 2.9 after the Company has effected four (4) registrations pursuant to Section 2.9, in which event the Holders of Registrable Securities to be registered shall bear all such expenses pro rata on the basis of Registrable Securities to be registered. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of the Registrable Securities to have been registered, in which event the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 2.2.

     2.5  Obligations of the Company.  Whenever required under this Section 2 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible :

          (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its diligent efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of 180 days or until the Holder or Holders have completed the distribution relating thereto;

          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) use its diligent efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Holders or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) use its diligent efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock is then listed;

          (h) make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

          (i) cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities.

     2.6  Indemnification.
          ---------------

          (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, managers, partners, members and agents, and each person controlling such Holder, with respect to any registration, qualification or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (th e undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such underwriter and each such director, manager, officer, partner, member, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.


          (b) Each Holder will, and if Registrable Securities held by or issuable to such Holder are included in such registration, qualification or compliance pursuant to this Section 2, does hereby undertake to indemnify and hold harmless the Company, each of its directors and officers, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, directors, managers, partners, members and agents and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any failure of such Holder or its agents or representatives to comply with the prospectus delivery requirements of the 1933 Act or any other applicable securities or Blue Sky law, or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, manager, partner, member, agent and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder (unless such Holder's liability hereunder is based upon such Holder's willful misconduct as determined by the nonappealable final decision of a court) shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, provided, however, that the indemnity
                                --------  -------
obligations of this Section 2.6(b) shall not apply to amounts paid in settlement of any such claim or action if such settlement is effected without the consent of the Holder, such consent not to be unreasonably withheld, but in any event not to exceed the net proceeds received by such Holder from the sale of securities under such Registration Statement. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this subsection 2.6(b).

          (c) Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

          (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6; then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of the securities offered by such Holder pursuant to the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company will be responsible for the remaining portion (without prejudice as to the Company's right to contributions from any other responsible parties); provided, however, that, in any case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions (unless such Holder's liability hereunder is based upon such Holder's willful misconduct as determined by the nonappealable final decision of a court); and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) The indemnities provided in this Section 2.6 shall survive the transfer of any Registrable Securities by such Holder and any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

     2.7  Information by Holder. The Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.8  Transfer of Rights.
          ------------------

          (a) The rights contained in Sections 2 and 3 hereof may be assigned or otherwise conveyed to transferees or assignees of Registrable Securities, who shall be considered a "Holder" for purposes hereof, provided that (i) such transfer is effected in compliance with Section 1.2 hereof, and (ii) such transfer is a "Permitted Transfer" as defined herein.

          (b) For purposes of this Agreement, a "Permitted Transfer" shall mean: (i) a transaction not involving a change in beneficial ownership; (ii) a transaction involving distribution without consideration by a stockholder that is a partnership or limited liability company to any of its partners, members, retired partners, retired members or to the estate of any of its partners or members or to any affiliate of such stockholder; (iii) a transaction involving distribution without consideration by a stockholder that is a corporation to any of its stockholders; (iv) a transfer by any stockholder who is an individual to a trust for the benefit of such stockholder or his or her family; (v) a transfer in which the transferee acquires at least 50,000 shares of Registrable Securities, subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like; or (vi) a transfer by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any stockholder or spouse of a stockholder; provided that in each case the Company is given written notice thereof and the transferee or assignee of Registrable Securities enters into a joinder agreement accepting the terms of this Agreement. For purposes of this Section 2.8, shares held by affiliates shall be aggregated for purposes of satisfying any such minimum share requirement to effectuate a Permitted Transfer.

     2.9  Form S-3. For so long as the Company has qualified for the use of Form
          --------
S-3 (or any successor form), the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section
2.9. The Company shall give notice to all

Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that the Company shall not be obligated to effect any such
--------  -------
registration (A) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,500,000 or (B) at any time when the Company has effected an aggregate of four (4) registrations pursuant to this Section 2.9 or one (1) registration pursuant to this Section 2.9 during the preceding 12-month period. Notwithstanding the foregoing, nothing herein shall restrict, prohibit or limit in any way a Holder's ability to exercise its registration rights under Sections 2.2 or 2.3 hereof. The Company shall have no obligation to take any action to effect any registration pursuant to this Section 2.9 for any of the reasons set forth in Section 2.2(a)(ii)(A) or (C) (which shall be deemed to apply to the obligations under this Section 2.9 with equal force). In addition, any registration pursuant to this Section 2.9 shall be subject to the provisions of Section 2.2(b), which shall be deemed to apply to the obligations under this Section 2.9 with equal force, except that any reference therein to
Section 2.2 or a subsection thereof shall, for these purposes only, be deemed to be a reference to this Section 2.9.

     2.10   Delay of Registration. No Holder shall have any right to obtain or
            ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.11   Limitations on Subsequent Registration Rights. From and after the
            ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding and not registered, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) require the Company to effect a registration or (b) include any securities in any registration filed under Section 2.2, 2.3 or 2.9 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities that are included in such registration.

     2.12   Rule 144 Reporting. With a view to making available to the Holders
            ------------------
the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its diligent efforts to:

            (a) make and keep current public information available, within the meaning of SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times after it has become subject to the reporting requirements of the 1934 Act;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act (after it has become subject to such reporting requirements); and

               (c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

          2.13 "Market Stand-Off" Agreement. Each Holder hereby agrees that
                ---------------------------
during a period, not to exceed 180 days, following the effective date of the initial, effective registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any sort sale of, loan, grant any option for the purchase of, or otherwise transfer of dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Common Stock included in such registration, provided, however, that (i) all "One Percent Stockholders" (as defined below) and all officers and directors of the Company enter into similar agreements, and (ii) such agreement provides that a discretionary waiver or termination of such restrictions by the Company or underwriter (except a waiver or termination of such restrictions for financial hardship or amounts less than an aggregate $50,000 per stockholder) shall apply to the Holders pro rata based on the number of shares of Common Stock held by such Holder. The Company hereby covenants and agrees to use its best efforts to limit the restrictions imposed on the Investors by the underwriters (except restrictions imposed by J.P. Morgan & Co., as lead underwriter for the Company, in connection with the initial, effective registration statement of the Company filed on or before June 30, 2000) to a period not to exceed 120 days from the effective date of such offering.

          In connection with the Company's initial public offering of its securities to the public, the Company hereby covenants and agrees to use its reasonable efforts to ensure that all shares of its capital stock, including all shares of capital stock issued subsequent to the date hereof, other than shares sold pursuant to a registration statement under the 1933 Act, shall be subject to a market stand-off provision with the same terms of this Section 2.13.

          For purposes of this Section 2.13, the term "One Percent Stockholder" shall mean a stockholder of the Company who holds at least 1% of the outstanding Common Stock of the Company (assuming conversion of all outstanding capital stock and exercise of all Warrants to purchase Common Stock or Investor Stock of the Company) prior to such offering of securities by the Company.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.14 Termination of Rights. The rights of any particular Holder under
               ---------------------
Section 2 hereof shall terminate as to any Holder who holds Registrable Securities on the earlier to occur of (a) the date seven (7) years following the effective date of the initial, effective registration statement of the Company filed with the SEC under the 1933 Act or (b) the date such Holder is able to dispose of all of its Registrable Securities in any 90-day period pursuant to SEC Rule 144 (or any similar or analogous rule promulgated under the 1933 Act).

                                  Section 3.

                            RIGHTS OF FIRST REFUSAL
                            -----------------------

     3.1  Certain Definitions. As used in this Section 3:
          -------------------

          (a) The term "Holder" shall have the meaning set forth in Section 2.1(c).

          (b) The term "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include: (i) the Investor Stock; (ii) the Conversion Stock; (iii) shares of Common Stock or Investor Stock issued upon exercise of the Warrants or other options or warrants outstanding as of November 12, 1999; (iv) securities issued to NBC Sports pursuant to the terms of the NBC Sports Transaction; (v) securities issued to guarantors of the Company's line of credit with First Union National Bank, N.A., as approved by the Board of Directors of the Company; (vi) securities issued to shareholders of Long Distance Technologies, Inc. pursuant to Articles of Merger filed with the North Carolina Secretary of State on June 18, 1999; (vii) securities issued pursuant to the acquisition of another corporation or business entity by the Company or one or more of its wholly owned subsidiaries by merger, consolidation, share exchange, purchase of substantially all the assets or other reorganization whereby the stockholders of the Company immediately prior to the transaction own in the aggregate more than 50% of the voting power of the Company or other surviving entity after the transaction, as approved by the Board of Directors of the Company; (viii) securities issued in connection with strategic or collaborative relationships or for lending transactions, with other than primarily equity financing purposes, as approved by the Board of Directors of the Company; (ix) shares of Common Stock and options, warrants or rights convertible into such Common Stock, issued to employees, consultants or directors of the Company pursuant to any incentive agreement or arrangement, as approved by the Board of Directors of the Company;
(x) securities issued pursuant to any stock dividend, stock split, combination or other reclassification by the Company of any of its capital stock; or (xi) securities approved by the disinterested outside members of the Board of Directors of the Company and each stockholder of the Company that has the power to designate a member of the Board of Directors of the Company.

          (c) The term "Pro Rata Share" means the ratio (i) the numerator of which is the number of shares of Common Stock held by such Holder, or issuable to such Holder upon the conversion of shares of Investor Stock or exercise of Warrants held by such Holder, on the date of the Company's written notice pursuant to Section 3.4 hereof, and (ii) the denominator of which is the number of shares of Common Stock outstanding, assuming for this purpose conversion or exercise of all securities then issued and outstanding which are convertible into or exercisable for Common Stock of the Company.

          3.2  Right of First Refusal. The Company hereby grants to each Holder,
               ----------------------
subject to the terms and conditions specified in this Section 3, the right of first refusal to purchase, on the terms and conditions set forth in the Company's notice pursuant to Section 3.3 hereof, up to its Pro Rata Share of all New Securities that the Company may, from time to time, propose to sell and issue.

          3.3  Required Notices. In the event the Company proposes to undertake
               ----------------
an issuance of New Securities, it shall give each Holder written notice prior to such issuance of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Holder shall have thirty (30) days from the date of any such notice to exercise its right of first refusal under Section 3.2 hereof for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. After such initial 30-day period, for an additional period of fifteen (15) days, each Holder may also exercise its right of overallotment such that if any Holder fails to exercise its right hereunder to purchase its Pro Rata Share of the New Securities proposed to be sold by the Company, each other Holder may, by notifying the Company of such Holder's desire to acquire more than its Pro Rata Share as part of its exercise notice pursuant to this Section 3.3, purchase the nonpurchasing Holders portion on a pro rata basis.

          3.4  Company's Right to Sell. The Company shall have ninety (90) days
               -----------------------
after the 30-day period described in Section 3.3 hereof to sell all such New Securities respecting which the Holders' rights of first refusal hereunder were not exercised, at a price and upon terms no more favorable in any material respect to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold all such New Securities within such 90-day period, the Company shall not thereafter issue or sell any New Securities without first notifying the Holders in the manner provided in Section 3.3 above.

          3.5  Expiration of Right. The rights of first refusal granted under
               -------------------
this Section 3 shall not apply to, and shall expire upon, the effectiveness of a registration statement for the sale of the Company's shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act for a total offering of not less than $30 million, and with a price per share of not less than $20.737, subject to adjustment in the event of a recapitalization, stock dividend, stock split or the like (a "Qualified Public Offering").

                                   Section 4.

                               COMPANY COVENANTS
                               -----------------

     The Company hereby covenants and agrees on behalf of itself and its subsidiaries to the following.

     4.1  Financial Statements and Information. The Company will keep books
          ------------------------------------
of account and prepare financial statements and will cause to be furnished to each Holder (all of the foregoing and following to be kept and prepared in accordance with United States generally accepted accounting principles applied on a consistent basis) :

          (a) As soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the financial statements of the Company for such fiscal year containing a consolidated and consolidating balance sheet, statement of income, statement of stockholders' equity, and statement of cash flows, each as at the end of such fiscal year and for the period then ended and in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing selected by the Company's Board of Directors.

          (b) As soon as practicable after the end of each of the first three quarters of the fiscal year, but in any event within thirty (30) days after the end of each such quarter, the unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and its unaudited consolidated statements of income and losses, stockholders' equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail.

          (c) As soon as practicable after the end of each month, but in any event within thirty (30) business days thereafter, the unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such month and its unaudited statement of income and losses, stockholders' equity and cash flows for such month, indicating actual results versus the Company's plan for such month.

          (d) As soon as available, a copy of each (1) financial statement, report, notice, or proxy statement sent by the Company to its stockholders; (2) regular, periodic, or special report, registration statement, or prospectus filed by the Company with any securities exchange, state securities regulator, or the Commission; (3) material order issued by any court, governmental authority, or arbitrator in any material proceeding to which the Company is a party or to which any of its assets is subject; (4) press release or other statement made available generally by the Company or its officers to the public generally concerning material developments in the business of the Company; and
(5) item of correspondence, report, or other information sent by the Company to any holder of any indebtedness, including, without limitation, the Stockholders.

          (e) Prompt notice of any default of the Company under any bond, note, indenture or other debt instrument representing indebtedness for borrowed money and of any acceleration of indebtedness which may result therefrom.

          (f) With reasonable promptness, such other information respecting the business, properties or the condition or operations, financial or other, of the Company or any subsidiary as any Holder may from time to time reasonably request.

     4.2  Inspection.  The Company shall permit each Stockholder and each
          ----------
transferee (provided such transfer is effected in compliance with Section 1.2 hereof) who holds no less than 500,000 shares of Common Stock issued or issuable upon conversion of the Investor Stock or exercise of the Warrants, its attorney or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management, employees and independent auditors all at such reasonable times and as often as such Stockholder or transferee may reasonably request; provided, however, that the Company shall not be obligated pursuant to
         --------  -------
this Section 4.1(b) to provide trade secrets or confidential information or to provide information to any person whom the Company reasonably believes is a competitor of the Company; provided, further, that such Stockholder shall bear
                           --------  -------
any costs or expenses of such investigations or inquiries.

     4.3  Budget.  With respect to each fiscal year of the Company, the Company
          ------
agrees to prepare and submit to the Board of Directors and to each Stockholder who holds no less than 500,000 shares of Common Stock issued or issuable upon conversion of the Investor Stock or exercise of the Warrants, an operating plan (the "Budget") with monthly breakdowns for such fiscal years substantially in the form of previously prepared budgets and in accordance with the line items (outlined in the financial statements required in 4.1(a)) for each fiscal year at least thirty (30) days prior to the beginning of such fiscal year of the Company. The Budget shall be accepted as the Budget for such fiscal year when it has been approved by a majority of the Board of Directors. The Budget shall be reviewed by the Company periodically and all changes therein and all material deviations therefrom shall be resubmitted to the Board of Directors in advance and shall be accepted when approved by a majority of, and the Company shall not make any such changes or material deviations to or from the Budget without such prior approval of a majority of the entire Board of Directors.

     4.4  Use of Proceeds.  The Company shall expend the proceeds from the sale
          ---------------
of Series D Stock for working capital purposes.

     4.5  Stock Option Plan.  Each option granted pursuant to the Company's 1997
          -----------------
Stock Plan (the "Plan") shall contain a three year vesting schedule, with 1/48th of the shares vesting monthly during the first two years and 1/24th of the shares vesting monthly during the third year, until all shares are vested. At the option of the Board of Directors of the Company, certain options granted pursuant to the Plan may contain a yearly vesting requirement for the first year of vesting.

     4.6  Compensation Committee. The Company shall appoint and maintain a
          ----------------------
compensation committee of the Board of Directors.

     4.7  Expiration of Covenants. The covenants set forth in this Section 4
          -----------------------
shall expire and be of no further force or effect upon the effectiveness of the initial public offering of the Company's Common Stock under the 1933 Act. After such time, the Stockholders shall be entitled to receive such annual and quarterly reports as the Company shall distribute to its stockholders generally.


                                  Section 5.

                             PARTICIPATION RIGHTS
                             --------------------

     5.1  Series D Right to Participate in Initial Public Offering. In
          --------------------------------------------------------
connection with the Company's initial firm commitment underwritten public offering (the "IPO"), the Company shall use its best efforts to cause the managing underwriter or underwriters of such IPO to establish a program (the "Program") whereby such managing underwriter or underwriters would offer the Series D Holders (each, an "IPO Holder") priority as to the participation in such Program on the terms as described herein.

     Subject to the terms hereof, the Company shall use its best efforts to cause the number of shares of Common Stock to be offered to the IPO Holders pursuant to the Program (the "Program Shares") to equal no less than the quotient obtained by dividing (i) the greater of (A) five million dollars ($5,000,000), or (B) ten percent (10%) of the aggregate gross proceeds to the Company from the IPO, by (ii) the mid-point of the first filing range the Company sets forth in the registration statement for the IPO or an amendment thereto; provided, however, that such number of Program Shares shall be subject
         --------  -------
to reasonable reduction by the Company if the Company's Board of Directors determines in good faith, by a duly adopted resolution (based in part on the advice of the managing underwriter or underwriters), that the purchase by the IPO Holders of the number of Program Shares determined in accordance with the provisions hereof would be materially detrimental to the success of the IPO.

     The managing underwriter or underwriters shall offer to each IPO Holder the right to purchase its Pro-Rata Share of the Program Shares. Each IPO Holder's "Pro-Rata Share" shall equal the quotient obtained by dividing (i) the number of shares of Common Stock issuable or issued upon conversion of shares of Series D Stock then held by such IPO Holder, by (ii) the number of shares of Common Stock issuable or issued upon conversion of shares of Series D Stock then held by all IPO Holders, provided, however, that the pro-rata share of each IPO Holder other than the funds affiliated with TCV III (Q), L.P. shall be proportionately reduced so that the funds affiliated with TCV III (Q), L.P. shall in aggregate be offered that number of Program Shares that, when multiplied by the mid-point of the first filing range the Company sets forth in a registration statement for the IPO or an amendment thereto, equals $3,000,000. All Program Shares as to which IPO Holders do not indicate an interest in purchasing shall be reallocated on a pro-rata basis among the IPO Holders who indicate an interest in purchasing more than their pro-rata share.

     5.2  Compliance.  The Program and all offers to be made to the IPO Holders
          ----------
shall be conducted in compliance with all federal and state securities laws and regulations, including, without limitation, Rule 134 of the Securities Act of 1933, as amended, and all applicable rules and regulations promulgated by the National Association of Securities Dealers, Inc. and other such self-regulating or quasi-public regulatory organizations.

     Notwithstanding the foregoing, the IPO Holders participating in the Program shall comply with all requirements and procedures required by the managing underwriter or underwriters of the IPO of all purchasers participating in a directed share program, if any, or of purchasers in the IPO generally. Furthermore, the IPO Holders agree to furnish upon request to the Company and the managing underwriter or underwriters of the IPO such further information, to execute and deliver to the Company and the managing underwriter or underwriters of the IPO such other documents, and to do such other acts and things, all as the Company and the managing underwriter or underwriters of the IPO may reasonably request and which are consistent with the intent of this Section 5 for the purpose of carrying out the intent of this Section 5 .

     5.3  Notices.  All notices and time periods for response to such notices by
          -------
the IPO Holders shall be as outlined in Section 3 hereof.


                                  Section 6.

                                 MISCELLANEOUS
                                 -------------

     6.1  Governing Law. This Agreement shall be governed by, and construed and
          -------------
interpreted in accordance with the laws of the State of North Carolina as applied to agreements among North Carolina residents made and to be performed entirely within the State of North Carolina.

     6.2  Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.3  Entire Agreement. This Agreement constitutes the full and entire
          ----------------
understanding and agreement among the parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     6.4  Severability. Any invalidity, illegality or limitation of the
          ------------
enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Holder. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.5  Amendment and Waiver.  Except as otherwise expressly provided herein,
          --------------------
any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company, the Stockholders, or their transferees, holding at least a majority of the shares of Investor Stock and Conversion Stock and voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes, shares of Common Stock into which any shares of Investor Stock shall have been converted and for which any Warrants shall have been exercised that are held by a Holder); provided, however, that the Company may add new Series D
                       --------  -------
Holders as parties to this Agreement pursuant to subsequent sales and purchases of Series D Stock pursuant to the terms of the Series D Private Placement, which additions are hereby consented to by all Stockholders. Any amendment or waiver effected in accordance with this Section 6.5 shall be binding upon each Stockholder and each transferee of the Registrable Securities. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Stockholders who have not previously consented thereto in writing.

     6.6  Delays or Omissions. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to the Company, the Stockholders, or any transferees upon any breach, default or noncompliance of the Stockholders or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Stockholders of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Stockholders' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Stockholders, shall be cumulative and not alternative.

     6.7  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with an address outside of the United States) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed:

     (a)  if to the Company, at:

                              Total Sports, Inc.
                              234 Fayetteville Street Mall,
                              2/nd/ Floor
                              Raleigh, NC 27601
                              Attn: Chief Executive Officer
                              Telephone:  [________]
                              Telecopier: 919-573-8156

          With a copy to:

                              Wyrick Robbins Yates & Ponton LLP
                              4101 Lake Boone Trail, Suite 300
                              Raleigh, NC 27607
                              Attn: Larry E. Robbins
                              Telephone:  919-781-4000
                              Telecopier: 919-781-4865

or at such other address as the Company shall have furnished to the Stockholders in writing;

     (b) if to the Stockholders, at the addresses of such Stockholders specified on Exhibit A hereto, or at such other addresses as the Stockholders shall have furnished to the Company in writing; and

     (c) if to a Holder other than the Stockholders, at such Holder's address as shall have been furnished to the Company in writing.

     6.8  Titles and Subtitles. The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, this Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.


COMPANY:                           TOTAL SPORTS INC.


                                          /s/ Frank Daniels, III
                                   By:_____________________________________

                                              Frank Daniels, III
                                   Name:___________________________________

                                            Chief Executive Officer
                                   Title:__________________________________


STOCKHOLDERS:                      By:_____________________________________
                                         (Printed Name)


                                    /s/ Stockholders Named on Exhibit A
                                   ________________________________________
                                   (Signature)

                                   if an entity:

                                   Name:__________________________________

                                   Title:__________________________________

                                   EXHIBIT A
                                   ---------

                                 STOCKHOLDERS

                           (as of November 12, 1999)

------------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
      Stockholder Name                Common       Series A      Series B      Series C     Series C1      Series D     Series D1
         and Address                  Shares        Shares        Shares        Shares        Shares        Shares        Shares
         -----------                  ------        ------        ------        ------        ------        ------        ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        (warrants)
------------------------------------------------------------------------------------------------------------------------------------
1999 Champion Ventures-Angel
Investments, L.L.C.                                                                                           6,026         2,711
1031 Middlefield Rd
Redwood City, CA 94063
------------------------------------------------------------------------------------------------------------------------------------
Abdulkadir, Abdulaziz
AMA Group                                                                        28,145
Tahlia Street, P.O. Box 2468,
Riyadh 11451 Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
Access Technology Partners
Brokers Fund, L.P.                                                                                            1,928           868
Attn:  Alex Sloan
1 Bush Street, Floor 12
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Access Technology Partners, L.P.
Attn:  Alex Sloan                                                                                            96,419        43,389
1 Bush Street, Floor 12
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Adriatic Holdings Limited
Shirley and Charlotte Streets                                                                                18,078         8,135
PO Box N4899
Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
Allen & Company, Inc.
711 Fifth Avenue                     Warrants:
New York, NY 10022                    318,500
------------------------------------------------------------------------------------------------------------------------------------
Almalik, Ahmed Hamad
c/o Mosa Almalik Rakaa                                                                                        3,011         1,354
Trading Co.
Khayyriah Bldg., 10th floor
(King Faisal Foundation)
P.O. Box 16010
Riyadh 11464
Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
Almalik, Mosa H.
Rakaa Trading Co.                                                                                             3,013         1,355
Khayyriah Bldg., 10th floor
(King Faisal Foundation)
P.O. Box 16010
Riyadh 11464
Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
        Stockholder Name              Common       Series A      Series B      Series C     Series C1      Series D     Series D1
           and Address                Shares        Shares        Shares        Shares        Shares        Shares        Shares
           -----------                ------        ------        ------        ------        ------        ------        ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Alrajhi, Mansour A.
c/o Fahad A. Alrajhi                                                                                          3,012         1,355
Rajhi Bank Head office, Olaya
Road
New Akkariya Bldg., 4th Floor
PO Box 28
Riyadh 11411
Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
Asdale Limited
Les Vardes House
La Charrloterie, St. Peter Port                                                                52,687        75,326        33,896
Guernsey C.I. GYI 4LG

Attn:  Martin Mellish
44 Loundes Street
London, England SW1X 9HX
------------------------------------------------------------------------------------------------------------------------------------
Baca, Michael L.
808 Silverstone Way                                                                               527
Holly Springs, NC 27540
------------------------------------------------------------------------------------------------------------------------------------
Batcho, Ron
617 Cumberlain Street                                                               703           673
Raleigh, NC 27607
------------------------------------------------------------------------------------------------------------------------------------
Boatwright, Colin Byrn
4101 Darlington Place                                                                           3,525
Raleigh, NC 27612
------------------------------------------------------------------------------------------------------------------------------------
Bonnelly, Rafael
Calle Jose Lazaro Galdiano #2, 7A
28036 Madrid, Spain                                                                             2,634
------------------------------------------------------------------------------------------------------------------------------------
Boswell, Stewart M.
4925 Gorham Drive                                                                               5,268
Charlotte, NC 28226
------------------------------------------------------------------------------------------------------------------------------------
Bull Run Corporation
4370 Peachtree Road, NE
Atlanta, GA 30319-3099                                                          351,815       105,374
------------------------------------------------------------------------------------------------------------------------------------
CG Asian-American Fund, L.P.
c/o Sycamore Venture                                                                                         37,361        16,812
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
------------------------------------------------------------------------------------------------------------------------------------
Coltrane, Kevin
5501 Tryon Road                                                                   1,407           211
Raleigh, NC 27606
------------------------------------------------------------------------------------------------------------------------------------
Connors, John J.
3 Stonemeadow Drive                                                                            10,537         3,254         1,464
Westwood, MA 02090
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of         No. of         No. of        No. of       No. of
        Stockholder Name              Common       Series A      Series B       Series C      Series C1      Series D    Series D1
           and Address                Shares        Shares        Shares         Shares         Shares        Shares       Shares
           -----------                ------        ------        ------         ------         ------        ------       ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Copia Capital, LLC
c/o David Beck
W3542930 Manor House Court                                                                        5,268
Oconomowoc, WI 53066
------------------------------------------------------------------------------------------------------------------------------------
Cross, James R.
1 Cedar Hill                                                                                      3,000
Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
Cuthberson, Patrick
9021 Ransdell Road                                                                  2,110         1,054
Raleigh, NC 27603
------------------------------------------------------------------------------------------------------------------------------------
Daniels, Frank A., III                                               44,526
234 Fayetteville Street Mall
2/nd/ Floor                                                       Warrants:
Raleigh, NC 27601                                                    10,161        72,571        52,687
------------------------------------------------------------------------------------------------------------------------------------
Daniels, Frank A., Jr.
234 Fayetteville Street Mall          Warrants:
2/nd/ Floor                              83,840        25,000        44,526                      31,612
Raleigh, NC 27601
------------------------------------------------------------------------------------------------------------------------------------
Davidson, Simon
202 Old Kings Highway North                                                                       2,634
Darien, CT 06820
------------------------------------------------------------------------------------------------------------------------------------
Dixon, Bradford N.
1290 Beethoven Common                                                                               800
Suite 19301
Freemont, CA 94538
------------------------------------------------------------------------------------------------------------------------------------
Dodson, Andrew
302 Longwoods                                                                       3,518
Houston, TX 77024
------------------------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin and Jenrette
SEC Corp (TIN 13-2741729)
custodian F/B/O Thomas W. Tice,
IRA
200 West Madison Street                                                                           2,634
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Eagan, Marie
309 Bebington Drive                                                                   703
Cary, NC 27513
------------------------------------------------------------------------------------------------------------------------------------
EGL Equity Offshore Partners
III, L.P.                                                                                                      48,329        21,748
Attn:  Sal Massaro
3495 Piedmont Rd
Ten Piedmont Center, Suite 412
Atlanta, GA 30305
------------------------------------------------------------------------------------------------------------------------------------
EGL Equity Partners III, L.P.
Attn:  Sal Massaro                                                                                             23,738        10,682
3495 Piedmont Rd
Ten Piedmont Center, Suite 412
Atlanta, GA 30305
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
        Stockholder Name              Common       Series A      Series B      Series C     Series C1      Series D     Series D1
           and Address                Shares        Shares        Shares        Shares        Shares        Shares        Shares
           -----------                ------        ------        ------        ------        ------        ------        ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
EGL NatWest Ventures USA, L.P.
Attn:  Sal Massaro                                                                                             33,377        15,019
3495 Piedmont Rd
Ten Piedmont Center, Suite 412
Atlanta, GA 30305
------------------------------------------------------------------------------------------------------------------------------------
Elliot, Peter
544 St. Claire Avenue, W. #2
Toronto, Ontario                                                                                    948
Canada M6A 1A5
------------------------------------------------------------------------------------------------------------------------------------
El-Ramly, Ahmed
132 Shady Springs Place                                                               703           146
Durham, NC 27713
------------------------------------------------------------------------------------------------------------------------------------
Evans, Robert L.
C/o 75 State Street
18/th/ Floor                                                                                      5,268
Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
Fahad FAR Ventures
c/o Carolina Financial Group                                                                                    6,026         2,711
206 North Caldwell Street
Brevard, NC 28712
------------------------------------------------------------------------------------------------------------------------------------
Forlines, John A., III
129 Wood Road                                                                                     2,634
Locust Valley, NY 11560
------------------------------------------------------------------------------------------------------------------------------------
Geisler, Meredith Krugman
8003 Inspection House Road                                                                          527
Potomac, MD 20854
------------------------------------------------------------------------------------------------------------------------------------
Gerry, Peter G.
c/o Sycamore Venture                                                                                              602           270
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
------------------------------------------------------------------------------------------------------------------------------------
Golson, Dr. James P.
202 Mary Martin Hall                                                                7,036         1,458
Auburn University, AL 36849
------------------------------------------------------------------------------------------------------------------------------------
Goodwyn, Richard, Jr.
c/o Sycamore Venture                                                                                              301           135
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
------------------------------------------------------------------------------------------------------------------------------------
Green, Stephen M.
9 Old Parish Road                                                                   7,036
Darien, CT 06820
------------------------------------------------------------------------------------------------------------------------------------
H&Q Total Sports Investors, LP
Attn:  Alex Sloan                                                                                              10,124         4,556
1 Bush Street, Floor 12
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
        Stockholder Name              Common       Series A      Series B      Series C     Series C1      Series D     Series D1
           and Address                Shares        Shares        Shares        Shares        Shares        Shares        Shares
           -----------                ------        ------        ------        ------        ------        ------        ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Hambrecht & Quist California                                                                                    6,026         2,712
Attn:  Alex Sloan
1 Bush Street, Floor 12
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hambrecht & Quist Employee
Venture Fund, L.P. II                                                                                           6,026         2,712
Attn:  Alex Sloan
1 Bush Street, Floor 12
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
Hamel, George F., Jr.
c/o Richard C. Blum Assoc.                                                                        2,634           813           365
909 Montgomery Street
Suite 400
San Francisco, CA 94133
------------------------------------------------------------------------------------------------------------------------------------
Harrelson, Joyce
700 Little Leaf Court                                                                 703
Holly Springs, NC 27540
------------------------------------------------------------------------------------------------------------------------------------
Hasnain, Marie
4008 Lantern Lane
Burlington, Ontario                                                                               1,054
Canada L7L 5Z2
------------------------------------------------------------------------------------------------------------------------------------
Hibbs, David
255 Half Mile Road                                                                                2,634
Southport, CT 06490
------------------------------------------------------------------------------------------------------------------------------------
Horowitz, Jamie
3301-203 Cotton Mill Drive                                                                          527
Raleigh, NC 27612
------------------------------------------------------------------------------------------------------------------------------------
Host Communications, Inc.               418,971
------------------------------------------------------------------------------------------------------------------------------------
James N. Gray Company
10 Quality Street                                                                  35,180
Lexington, KY 40507-1450
------------------------------------------------------------------------------------------------------------------------------------
Johnson, Jennifer J.
1415 Nottingham Road                                                                              1,159
Raleigh, NC 27607
------------------------------------------------------------------------------------------------------------------------------------
Juffali, Khalid
P.O. Box 1049
Jeddah 21431                                                                        7,036
Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
Kendall, Donald R., Jr.
720 Kuhlman Road                                                                                  5,268         1,506           677
Houston, TX 77024

Pennzoil Place
711 Lousiana, Suite 2323
Houston, TX 77002-2232
------------------------------------------------------------------------------------------------------------------------------------
Kern, John M.
285 Musketaquid Road                                                                             10,537
Concord, MA 01742
------------------------------------------------------------------------------------------------------------------------------------
KOJUCO Investments Ltd.
P.O. Box N4859                                                                                                 14,995         6,747
Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       No. of         No. of       No. of        No.of          No.of         No.of        No.of
   Stockholder Name                    Common        Series A     Series B      Series C      Series C1      Series D    Series D1
      and Address                      Shares          Shares       shares       Shares         Shares        Shares       Shares
      -----------                      ------          ------       ------       -------        ------        ------       ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Labatt Brewing Company
Limited                                                                                                      241,043       108,469
Labatt House
181 Bay Street, Suite 200
Toronto, Ontario M5J 2J3
------------------------------------------------------------------------------------------------------------------------------------
Lane, Daniel J.
768 Holly Drive North                                                                             7,903
Annapolis, MD 21401
------------------------------------------------------------------------------------------------------------------------------------
Langtry Trust NV re 7089
c/o Langtry House                                                                                 5,268        4,218         1,898
Lamotte Street
St. Helier, Jersey, C.I. JE4 8QR
------------------------------------------------------------------------------------------------------------------------------------
MacDougall, Sarah
1200-24 Mayruth Drive                                                                             1,316
Raleigh, NC 27713
------------------------------------------------------------------------------------------------------------------------------------
Mario, Greg
318 University Drive                                                                7,036
Durham, NC 27516
------------------------------------------------------------------------------------------------------------------------------------
Mario, Jeremy
19 Winfield Drive                                                                   7,036
Princeton, NJ 08540
------------------------------------------------------------------------------------------------------------------------------------
McConnell Venture Partners
Fund, LLC                                                                                                     60,260        27,117
3305 Ridgecrest Court
Raleigh, NC 27607
------------------------------------------------------------------------------------------------------------------------------------
McGuirk, Gary
103 Simonds Road                                                                                  7,903
Lexington, MA 02420
------------------------------------------------------------------------------------------------------------------------------------
Mellish, Martin
44 Lowndes Street                                                                                 3,582
London England SWIX 9HX
------------------------------------------------------------------------------------------------------------------------------------
Morano, Bill
52 Station Drive                                                                      703           146
Durham, NC 27516
------------------------------------------------------------------------------------------------------------------------------------
Mowry, Ken
6504 Lord Britton Place                                                             2,814         3,161
Raleigh, NC 27603
------------------------------------------------------------------------------------------------------------------------------------
Musallam, Musallam A.,  Ph.D.
King Fahad Road, behind Saudia                                                                                 12,052        5,463
Airlines Headoffice
SKAB Commerce & Industry
P.O. Box 7226
Jeddah 21462
Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
NBC Sports                              811,423

------------------------------------------------------------------------------------------------------------------------------------
Nowell, Julie
1113 Hymettus Court                                                  22,263                      21,074
Raleigh, NC 27601
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       No. of         No. of       No. of        No.of          No.of         No.of        No.of
   Stockholder Name                    Common        Series A     Series B      Series C      Series C1      Series D    Series D1
      and Address                      Shares          Shares       shares       Shares         Shares        Shares       Shares
      -----------                      ------          ------       ------       -------        ------        ------       ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Nuray Telluride Properties
Limited Partnership                                                 222,632       201,132       105,374       120,521        54,234
c/o Nuray Holdings, LLC                                           Warrants:
Attn:  William E. Ray                                                20,322
801 East Trade Street
Charlotte, NC 28202
------------------------------------------------------------------------------------------------------------------------------------
Papadoupulos, John M.
5033 Gorham Drive                                                                                 5,268
Charlotte, NC 28226
------------------------------------------------------------------------------------------------------------------------------------
Parvez, Mohsan
E.A. Juffali                                                                        9,850                       3,013         1,355
P.O. Box 1049
Jeddah 21431, Saudi Arabia
------------------------------------------------------------------------------------------------------------------------------------
Patel, Pratik
5117 Torrey Pine Lane
Durham, NC 27713 (check)                                                            1,802
------------------------------------------------------------------------------------------------------------------------------------
Phillips, Courtney D.
c/o Earl N. Phillips, Jr.                                                                                       6,026         2,711
GE Capital First Factors
101 South Main Street
High Point, NC 27261
------------------------------------------------------------------------------------------------------------------------------------
Phillips, Earl N., Jr.
GE Capital First Factors                                                                                       18,078         8,135
101 South Main Street
High Point, NC 27261
------------------------------------------------------------------------------------------------------------------------------------
Phillips, Jordan N.
c/o Earl N. Phillips, Jr.                                                                                       6,026         2,711
GE Capital First Factors
101 South Main Street
High Point, NC 27261
------------------------------------------------------------------------------------------------------------------------------------
Piedmont Venture Partners II,
L.P.                                                                                            105,374        30,130        13,558
One Morrocroft Centre, Suite 380
6805 Morrison Boulevard
Charlotte, NC 28211
------------------------------------------------------------------------------------------------------------------------------------
Piedmont Venture Partners
Limited Partnership                                                 111,316
One Morrocroft Centre
Suite 380                             Warrants:                   Warrants:
6805 Morrison Boulevard                 292,178       100,000        41,025       290,794
Charlotte, NC 28211
------------------------------------------------------------------------------------------------------------------------------------
Plank, Jeffrey O.
16 Viles Street                                                                                   5,268
Weston, MA 02493
------------------------------------------------------------------------------------------------------------------------------------
Princeton Global Fund, L.P.
c/o Sycamore Venture                                                                                           18,078         8,135
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       No. of         No. of       No. of        No.of          No.of         No.of        No.of
   Stockholder Name                    Common        Series A     Series B      Series C      Series C1      Series D    Series D1
      and Address                      Shares          Shares       shares       Shares         Shares        Shares       Shares
      -----------                      ------          ------       ------       -------        ------        ------       ------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (warrants)
------------------------------------------------------------------------------------------------------------------------------------
Ray, Subir
c/o Sycamore Venture                                                                                              301           135
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
------------------------------------------------------------------------------------------------------------------------------------
Richardson, Kevin
c/o Richard Blum Associates                                                                       2,634         1,506           677
909 Montgomery Street
San Francisco, CA 94133
------------------------------------------------------------------------------------------------------------------------------------
Seward Family Trust, 8/25/94
2730 Pierce Street                                                                                5,268
San Francisco, CA 94123
------------------------------------------------------------------------------------------------------------------------------------
Silverman, Eric S.
28 South State Street                                                                             3,582
11/th/ Floor
Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
Silverman, Matt
310 North Cedar Road                                                                1,055
Fairfield, CT 06430
------------------------------------------------------------------------------------------------------------------------------------
Skattum, Dag J. and Julie G.
305 Riverside Drive, #8B                                                                          2,634
New York, NY 10025
------------------------------------------------------------------------------------------------------------------------------------
Smith, Theodore B., III
37 Piping Rock Road                                                                               2,634         4,519         2,033
Locust Valley, NY 11560
------------------------------------------------------------------------------------------------------------------------------------
Stevenson, Gary R.
3917 White Chapel Way                    14,073                                                   7,903         3,013         1,355
Raleigh, NC 27615
------------------------------------------------------------------------------------------------------------------------------------
Sutton, C. Blair
3281-F Walnut Creek Parkway                                                                         527
Raleigh, NC 27606
------------------------------------------------------------------------------------------------------------------------------------
TCV III (GP)
Attn:  Tom Newby                                                                                                4,375         1,968
575 High Street, Suite 400
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------------------
TCV III (Q), L.P.
Attn:  Tom Newby                                                                                              552,432       248,594
575 High Street, Suite 400
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------------------
TCV III Strategic Partners,
L.P.
Attn:  Tom Newby                                                                                               25,017        11,257
575 High Street, Suite 400
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------------------
TCV III, L.P.
Attn:  Tom Newby                                                                                               20,784         9,352
575 High Street, Suite 400
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
        Stockholder Name              Common       Series A      Series B      Series C     Series C1      Series D     Series D1
           and Address                Shares        Shares        Shares        Shares        Shares        Shares        Shares
           -----------                ------        ------        ------        ------        ------        ------        ------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        (warrants)
----------------------------------------------------------------------------------------------------------------------------------
The Roger and Sue Stevenson
Family Trust UAD 7/29/98
3635 Cashill Boulevard                                                                        5,268
Reno, NV 89509
----------------------------------------------------------------------------------------------------------------------------------
Thompson, W. Michael, Jr.
1160 Peachtree Battle
  Avenue, N.W.                                                                                5,268
Atlanta, GA 30327
----------------------------------------------------------------------------------------------------------------------------------
To, Kilin
c/o Sycamore Venture                                                                                       3,013          1,355
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
----------------------------------------------------------------------------------------------------------------------------------
Trans Cosmos USA
Attn:  Yasuki Matsumoto,                                                                                 120,521         54,234
President
777 108th Ave NE, Suite 2300
Bellevue, WA 98004
----------------------------------------------------------------------------------------------------------------------------------
Tratner, David
4510 Mimosa Tree Lane, #902                                                                     527
Raleigh, NC 27612
----------------------------------------------------------------------------------------------------------------------------------
Trust Agreement for Gregory Lee
Collins                                                          Warrants:       14,240
7102 LaVista Place                                                   2,070
Suite 201
Niwot, CO 80503
----------------------------------------------------------------------------------------------------------------------------------
Watson, Jason Edgar
902 Park Ridge Road, Apt. B7                                                                    632
Durham, NC 27713
----------------------------------------------------------------------------------------------------------------------------------
Weishaupt, Petra
4917 Royal Adelaide Way                                                             703
Raleigh, NC 27604
----------------------------------------------------------------------------------------------------------------------------------
White Crystals Ltd.
Attn: Ziad N. Baya'a                                                                                      30,121         13,554
PO Box 54308
Riyadh 11514
Saudi Arabia
----------------------------------------------------------------------------------------------------------------------------------
Whitman, John R.
c/o Sycamore Venture                                                                                         602            270
Attn:  Simon Wong
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648
----------------------------------------------------------------------------------------------------------------------------------
WinStar Interactive Venture I,
Inc.                                                                            351,815                  150,652         67,793
Attn:  John Goldman
230 Park Avenue
Suite 2700
New York, NY 10169
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                      No. of        No. of        No. of        No. of        No. of        No. of        No. of
        Stockholder Name              Common       Series A      Series B      Series C     Series C1      Series D     Series D1
           and Address                Shares        Shares        Shares        Shares        Shares        Shares        Shares
           -----------                ------        ------        ------        ------        ------        ------        ------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        (warrants)
----------------------------------------------------------------------------------------------------------------------------------
Wolff, Bruce
4450 South Park Avenue
Suite 2700                                                                                      527
New York, NY 10169
----------------------------------------------------------------------------------------------------------------------------------
Wood, Leslie
4575 Bonney Road                                                                  7,036
Virginia Beach, VA 23462
----------------------------------------------------------------------------------------------------------------------------------
WRYP 98
4101 Lake Boone Trail                                                             3,518
Suite 300
Raleigh, NC 27607
----------------------------------------------------------------------------------------------------------------------------------
WRYP 99
4101 Lake Boone Trail                                                                         2,635        3,013          1,355
Suite 300
Raleigh, NC 27607
----------------------------------------------------------------------------------------------------------------------------------
Young, Thomas M.
c/o Deutsche Bank                                                                             3,161          964            433
31 West 52/nd/ Street, 4/th/ Floor
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------------
Zilkha Capital Partners, L.P.
Attn:  John Rigas                                                                                        149,067         67,080
767 Fifth Avenue
New York, NY 10153
----------------------------------------------------------------------------------------------------------------------------------
Zilkha Guernsey Capital
Partners, L.P.                                                                                           152,237         68,506
Attn:  John Rigas
767 Fifth Avenue
New York, NY 10153
----------------------------------------------------------------------------------------------------------------------------------
                                      2,533,731                     445,263
TOTALS:                               Warrants:       125,000     Warrants:   1,418,200    630,756     2,140,873        963,370
                                        707,186                      73,578
----------------------------------------------------------------------------------------------------------------------------------